TRADE RECEIVABLES AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2025
TRADE RECEIVABLES AND OTHER RECEIVABLES
TRADE RECEIVABLES AND OTHER RECEIVABLES

24.TRADE RECEIVABLES AND OTHER RECEIVABLES

in € thousand	12/31/2025	12/31/2024
Trade receivables	28,865	24,704
Receivables from equity method investees	4,435	4,207
Receivables from shareholder	—	4,711
Other receivables	353	4,599
Total trade and other receivables	33,653	38,221

Trade receivables have a residual term of less than one year. Receivables from equity investees refer to SCHMID Avaco Korea, Co. Ltd and SCHMID Energy Systems GmbH.

The decrease in the other receivables in 2025 mainly result from the payment of the Silicon exit bonus of €4,700 thousand that was to be paid after the successful sale of the Silicon Group to the Group14. The receivables were settled through the transfer of shares in Group14 Technologies, Inc. For further information see note 25. Other Current Assets.